UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: October 12, 2004

                            State Street Corporation
   ...........................................................................
             (Exact name of registrant as specified in its charter)

    Massachusetts                    0-5108                   04-2456637
  ......................     ..........................  .......................
(State of Incorporation)     (Commission File Number)  (IRS Employer Identifica-
                                                              tion Number)

                225 Franklin Street, Boston, Massachusetts      02110
 ...............................................................................
               (Address of principal executive offices)       (Zip code)

Registrant's telephone number, including area code:   (617) 786-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02.        Results of Operations and Financial Condition.

     On October 12, 2004, Registrant issued a press release announcing results of operations and related financial information for its completed financial third quarter of 2004. The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATE STREET CORPORATION

                                   By:      /s/ Pamela D. Gormley
                                   ---------------------------------------------
                                   Name:  Pamela D. Gormley
                                   Title: Executive Vice President and Corporate
                                          Controller

Date: October 12, 2004

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                                  EXHIBIT INDEX

Exhibit
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99.1              Form of press release dated October 12, 2004